UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 29, 2003

                           GRANGE NATIONAL BANC CORP.
            --------------------------------------------------------
            (Exact name of registrant's as specified in its charter)

PENNSYLVANIA                       ???????                      23-2314065
------------------            -------------------            -------------------
(State or other               (Commission File #)            (I.R.S. Employer
jurisdiction                                                 Identification No.)
of incorporation)

198 E. TIOGA STREET TUNKHANNOCK, PA                                  18657
---------------------------------------                            ----------
(Address of principal executive offices)                           (Zip Code)


                                 (507) 836-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Item 9.  Regulation FD Disclosure

         On April 30, 2003, Grange National Banc Corp., issued a press release announcing its financial results for the first quarter ended March 31, 2003.
A copy of the press release is attached hereto as Exhibit 99.1.


Item 12.  Results of Operations and Financial Condition

         Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Corporation has furnished the information required by Item 12 under Item 9 herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Grange National Banc Corp.


                                                     By: /s/ Philip Farr
                                                     ---------------------------
                                                     Philip Farr



Dated:  April 30, 2003


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                                  EXHIBIT INDEX

Exhibit Number    Description


99.1              Earnings Press Release for the quarter ended March 31, 2003